LEASES	12 Months Ended
Dec. 31, 2019
Lessee Disclosure [Abstract]
LEASES
NOTE 8	-	LEASES

The company have entered into several non-cancelable operating lease agreements for real estate (mainly offices, warehouse and base stations), vehicles and certain network equipment. In addition to rent, the leases may require payment of maintenance, insurance and other operating expenses.  The company's leases have original lease periods expiring between 2019 and 2028. Payments due under such lease contracts include primarily fix payments. The company do not assume renewals in our determination of the lease term unless the renewals are deemed to be reasonably assured at lease commencement. The company's lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The components of lease costs, lease term and discount rate are as follows:

US dollars
Year Ended
(in thousands)	December 31, 2019

Operating lease cost:
Office and warehouse space	2,031
Base stations	546
Vehicle	533
Others	1,030
4,140
Weighted Average Remaining Lease Term (years):
Office space	6.3
Base stations	6.0
vehicle	1.4
Others	2.7

Weighted Average Discount Rate (%):
Office space	5.26
Base stations	2.13
vehicle	9.17
Others	7.83

Supplemental cash flow information related to operating leases was as follows:

US dollars
Year Ended
(in Million)	December 31, 2019

Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	4.0

Right-of-use assets obtained in exchange for lease obligations (non-cash):	7.1
Operating leases

The following is a schedule, by years, of maturities of operating lease liabilities as of December 31, 2019:

US dollars
December 31, 2019

Period:
2020	3,634
2021	2,381
2022	1,678
2023	1,565
2024	1,315
Thereafter	2,988
Total operating lease payments	13,561
Less: imputed interest	(935)
Present value of lease liabilities	12,626